EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
EVENTS AFTER THE REPORTING PERIOD

31.	EVENTS AFTER THE REPORTING PERIOD

31.1 Exercise PUT CND

As disclosed in Note 1 - Corporate Information, on January 31, 2024, ELJ exercised the put option to sell to Ambev a 12.11% stake in Tenedora's shares, corresponding to Tranche A, as set forth in the Shareholders' Agreement. The instrument was settled through: (i) a cash disbursement of R$1,704 million; and (ii) the offset of ELJ's debt held by the Group in the amount of R$335 million. As the transaction has been concluded, Ambev Group now holds a 97.11% stake in Tenedora, with the remaining 2.89% held by ELJ, corresponding to Tranche B, as disclosed in Note 28 - Financial Instruments and Risks.

31.2 IPI Excise Tax Suspension

As disclosed in explanatory note 27 - Provisions, Contingent Liabilities, and Contingent Assets, on December 31, 2023, the Company awaited notification of the decision rendered by the Superior Chamber of Tax Appeals (CSRF), which partially granted the Special Appeal filed by Ambev regarding the suspension of IPI. In January 2024, the Company was notified of the decision, resulting in a 98% reduction of the assessed amount, equivalent to approximately R$916 million. Regarding the remaining portion, the Company will pursue legal action seeking its full cancellation.

31.3 Presumed Profit

In February 2024, the ‘CARF’ rendered a unanimous favorable decision in the administrative process discussing Arosuco's (a subsidiary of Ambev) use of the presumptive profit method for calculating IRPJ and CSLL instead of actual profit. The amount classified as a possible contingency for the process was R$633.4 million on December 31, 2023 (R$581.5 million on December 31, 2022). The Company awaits formalization and notification of the decision to, together with its external advisors, assess any potential impacts on the risk classification of the contingency and take any necessary actions.

31.4 Disallowance on Income Tax deduction

In February 2024, CARF rendered a partially favorable, unanimous decision in the administrative process discussing the disallowance of the tax benefit reduction provided by Provisional Measure No. 2,199-14/2001, enjoyed by Arosuco, a subsidiary of the Company dedicated to the production of concentrates, located in the Manaus Free Trade Zone, during the years 2015 to 2018. The decision partially granting the appeal filed by Arosuco recognized the full enjoyment of the tax incentive, maintaining only a portion of the assessment related to the difference in calculation methodology between the tax authorities and the taxpayer. The portion related to the tax incentive amounts to approximately R$2.6 billion, and the portion related to the calculation difference amounts to approximately R$0.02 billion. The Company awaits the formalization and notification of the judgment to, together with its external advisors, assess any impact of the judgment on the contingency risk classification, as well as take any other necessary steps.